UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
(Date of Report — Date of earliest event reported) February 19, 2008 — February 13, 2008
TRONOX INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-32669	20-2868245

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

211 N. Robinson Avenue Oklahoma City, Oklahoma	73102

(Address of principal executive offices)	(Zip Code)
(405) 775-5000

(Registrant’s telephone number)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Results of Operations and Financial Condition

On February 13, 2007, Tronox Incorporated announced its fourth-quarter 2007 earnings. The earnings release is attached hereto as an exhibit and is incorporated by reference herein. Slides posted on the internet in accompaniment to the earnings conference call held February 13, 2008 at 11:00 a.m. EST are also attached hereto and incorporated herein. (Also furnished pursuant to Item 7.01)
Item 9.01	Financial Statements and Exhibits
(d)	Exhibits

99.1	Press Release and accompanying tables Dated February 13, 2008

99.2	Presentation Slides Dated February 13, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRONOX INCORPORATED
By:	/s/ Michael J. Foster
Michael J. Foster
Vice President, General Counsel and Secretary

Dated: February 19, 2008